Exhibit 99.1

EXECUTION VERSION

STOCKHOLDER AGREEMENT dated as of July 12, 2007 (this “Agreement”), by and among Energizer Holdings, Inc., a Missouri corporation (“Parent”), and the individuals and other parties listed on Schedule A attached hereto (each, a “Stockholder” and, collectively, the “Stockholders”).

WHEREAS, Parent, ETKM, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Playtex Products, Inc., a Delaware corporation (the “Company”), propose to enter into an Agreement and Plan of Merger dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement;” terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for the merger of the Company with and into Merger Sub (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, each Stockholder owns the number of shares of capital stock of the Company set forth opposite such Stockholder’s name on Schedule A hereto (such shares of capital stock of the Company being referred to herein as such Stockholder’s “Original Shares;” the Original Shares, together with any other shares of capital stock of the Company or other voting securities of the Company acquired by such Stockholder after the date hereof and during the term of this Agreement (including through the exercise of any warrants, stock options or similar instruments), being collectively referred to herein as such Stockholder’s “Subject Shares”);

WHEREAS, the Board of Directors of the Company has approved the terms of this Agreement in connection with the approval of the Merger Agreement; and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that each Stockholder enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto, intending to be legally bound, agree as follows:

1.             Representations and Warranties of Each Stockholder.  Each Stockholder hereby, severally and not jointly, represents and warrants to Parent as of the date hereof in respect of himself, herself or itself as follows:

(a)           Organization; Authority, Execution and Delivery; Enforceability.  With respect to each Stockholder that is not a natural person, such Stockholder (i) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (ii) has the requisite corporate, company or partnership power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement.  The execution and delivery of this Agreement by each Stockholder that is not a natural person, the consummation by such Stockholder of the transactions contemplated by this Agreement and the compliance by such Stockholder with the provisions of this Agreement have been duly authorized by all necessary corporate or other comparable action on the part of such Stockholder and no other corporate or other comparable proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) with respect to each Stockholder that is not a natural person, the articles of incorporation or bylaws, partnership agreement or limited liability company agreement (or similar organizational documents) of such Stockholder, (ii) any Contract to which such Stockholder is a party or any of the properties or assets of such Stockholder is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to such Stockholder or his, her or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of such Stockholder to perform his, her or its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement.  No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority is required in connection with the execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the 1934 Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of such Stockholder to perform his, her or its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement.  With respect to each Stockholder that is a trustee under a trust, no such trust requires any consent that has not been obtained of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

(b)           The Subject Shares.  The Stockholder is the record and beneficial owner of, or is trustee of a trust that is the record holder of, and whose beneficiaries are the beneficial owners of, and has good and marketable title to, the Subject Shares set forth opposite his, her or its name on Schedule A attached hereto, free and clear of any Liens.  Other than as set forth on Schedule A hereto, such Stockholder does not own (of record or beneficially) any shares of capital stock of the Company or any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of the Company.  Such Stockholder has the sole right to vote and Transfer (as defined in Section 3(c)) the Subject Shares set forth opposite his, her or its name on Schedule A hereto, and none of such Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of such Subject Shares that would in any way limit the ability of such Stockholder to perform his, her or its obligations under this Agreement.

2.             Representations and Warranties of Parent.  Parent hereby represents and warrants to the Stockholders as follows: Parent has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the transactions contemplated by this Agreement and to comply with the provisions of this Agreement.  The execution and delivery of this Agreement by Parent and the consummation by Parent of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement.  This Agreement has been duly executed and delivered by Parent and, assuming the due authorization (with respect to each Stockholder that is not a natural person), execution and delivery by each Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms.  The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the Articles of Incorporation or Bylaws of Parent, (ii) any Contract to which Parent is a party or any of its properties or assets is subject or (iii) subject to the governmental filings and other matters referred to in the following sentence, any (A) statute, law, ordinance, rule or regulation or (B) judgment, order or decree, in each case, applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that individually or in the aggregate would not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement.  No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent, the consummation by Parent of the transactions contemplated by this Agreement or the compliance by Parent with the provisions of this Agreement, except for (1) filings under the HSR Act and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the 1934 Act as may be required in connection with this Agreement and the transactions contemplated hereby and (3) such other consents, approvals, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made individually or in the aggregate could not reasonably be expected to impair in any material respect the ability of Parent to perform its obligations under this Agreement or prevent or materially impede, interfere with, hinder or delay the consummation of any of the transactions contemplated by this Agreement.

3.             Covenants of each Stockholder.  Each Stockholder, severally and not jointly, agrees as follows:

(a)           At any meeting of the stockholders of the Company called to vote upon the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement, or at any adjournment thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement is sought, such Stockholder shall vote (or cause to be voted) all the Subject Shares of such Stockholder (owned of record or beneficially) entitled to vote thereon in favor of, and shall consent to (or cause to be consented to), (i) the adoption of the Merger Agreement and the approval of, the Merger and each of the other transactions contemplated by the Merger Agreement and (ii) any other matter intended to facilitate the consummation of the transactions contemplated by the Merger Agreement.

(b)           At any meeting of the stockholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) is sought, such Stockholder shall vote (or cause to be voted) all the Subject Shares of such Stockholder (owned of record or beneficially) against, and shall not consent to (and shall cause not to be consented to), any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any merger agreement, merger or other Acquisition Proposal (other than the Merger Agreement and the Merger), or (ii) any amendment of the Company’s Articles of Incorporation or Bylaws or other proposal, action or transaction involving the Company or any of its Subsidiaries or any of its stockholders, which amendment or other proposal, action or transaction could reasonably be expected to prevent or impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement or the consummation of the transactions contemplated by this Agreement or to dilute in any material respect the benefits to Parent of the Merger and the other transactions contemplated by the Merger Agreement or the transactions contemplated by this Agreement, or change in any manner the voting rights of the Company Common Stock (collectively, “Frustrating Transactions”) or that would otherwise facilitate a Frustrating Transaction.

(c)           Such Stockholder shall not (i) transfer, pledge, assign, tender or otherwise dispose of (including by gift) (collectively, “Transfer”), or consent to or permit any Transfer of, any Subject Shares or any interest therein, or enter into any Contract, option or other arrangement with respect to the Transfer (including any profit sharing or other derivative arrangement) of any Subject Shares or any interest therein, to any Person other than pursuant to this Agreement or the Merger Agreement, unless prior to any such Transfer the transferee of such Subject Shares enters into a Stockholder agreement with Parent on terms substantially identical to the terms of this Agreement or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, in connection with, directly or indirectly, any Acquisition Proposal or Frustrating Transaction with respect to any Subject Shares, other than pursuant to this Agreement.  Nothing contained herein will be deemed to restrict the ability of any Stockholder to exercise any Company Stock Options in a “net exercise” or “cashless exercise” manner to the extent otherwise permitted under the terms of such Company Stock Option or the plans under which they were granted.

(d)           Subject to Section 11, such Stockholder shall not, and shall cause any of its Stockholder Representatives (as defined below) not to, directly or indirectly, (i) solicit, initiate or take any action to facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or encourage any effort by any Third Party that is seeking to make, or has made, an Acquisition Proposal, (iii) enter into any agreement in principle, letter of intent, term sheet, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar instrument constituting or relating to an Acquisition Proposal.  Without limiting the foregoing, it is agreed that any violation of the restrictions on such Stockholder set forth in the preceding sentence by a Stockholder Representative shall be a breach of this Section by such Stockholder.  Upon execution of this Agreement, such Stockholder shall, and it shall cause any of its Stockholder Representatives to, immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.  To the same extent required by the Company pursuant to, and subject to the same conditions contained in, the Merger Agreement, such Stockholder shall notify Parent promptly (but in no event later than 24 hours) after receipt by such Stockholder in his, her or its capacity as such (or its Stockholder Representative) of any Acquisition Proposal, any indication that a Third Party is reasonably likely to make an Acquisition Proposal to such Stockholder in his, her or its capacity as such or of any request for information to such Stockholder in his, her or its capacity as such relating such Stockholders Subject Shares by any Third Party that is reasonably likely to make or has made an Acquisition Proposal to such Stockholder in his, her or its capacity as such, which notice shall be provided orally and in writing and shall identify the Third Party making, and the terms and conditions of, any such Acquisition Proposal, indication or request.

(e)           Such Stockholder shall not and shall not permit any of its Stockholder Representatives to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any of the other transactions contemplated by the Merger Agreement or any of the transactions contemplated by this Agreement without the prior written consent of Parent, except as may be required by applicable law.  As used herein, the term “Stockholder Representative” means (i) for any individual Stockholder, any investment banker, attorney, accountant, consultant and any other agent, advisor or representative of such Stockholder and (ii) for any Stockholder that is not a natural person, any of such Stockholder’s Subsidiaries or any of its or their officers, directors, employees, investment bankers, attorneys, accountants, consultants and other agents, advisors, or other representatives.

(f)            Such Stockholder agrees not to exercise or assert, any dissenters’ or similar rights under Section 262 of the Delaware Law or other applicable law in connection with the Merger.

(g)           Such Stockholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger.

4.  Grant of Irrevocable Proxy; Appointment of Proxy.

(a)           Each Stockholder hereby irrevocably grants to, and appoints, Parent and its designees in their respective capacities as officers or authorized representatives of Parent, and any individual who shall hereafter succeed to any such office of Parent, and each of them individually, and any individual designated in writing by any of them as such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder’s Subject Shares (owned of record or beneficially), or grant a consent or approval in respect of such Subject Shares, (i) in favor of the adoption of the Merger Agreement and the approval of the Merger and each of the other transactions contemplated by the Merger Agreement, (ii) against any Acquisition Proposal or any Frustrating Transaction and (iii) otherwise in accordance with Section 3 of this Agreement.  The proxy granted in this Section 4 shall expire upon the termination of this Agreement.  Such Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

(b)           Such Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Subject Shares are not irrevocable, and that all such proxies are hereby revoked.

(c)           Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of the Stockholder under this Agreement.  Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked.  Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof.  Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212 of the Delaware Law.

5.             Further Assurances.  Such Stockholder shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement and the Merger Agreement. No Stockholder shall commit or agree to take any action that would in any way limit the ability of such Stockholder to perform its obligations under this Agreement. Without limiting the generality of the foregoing, each Stockholder shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may request for the purpose of effectuating the matters covered by this Agreement, including the grant of the proxies set forth in Section 4.

6.             Additional Matters.  Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to such Stockholder’s Subject Shares and shall be binding upon any Person to which legal or beneficial ownership of such Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder’s heirs, guardians, administrators, or permitted successors or assigns, and each Stockholder further agrees to take all actions necessary to effectuate the foregoing. In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Subject Shares listed on Schedule A hereto opposite the name of each Stockholder shall be adjusted appropriately.

7.             Assignment.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by either a Stockholder or Parent without the prior written consent of the other of such parties.  Any purported assignment in violation of this Section 7 shall be void.  Subject to the preceding sentences of this Section 7, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns.

8.             Termination.  This Agreement shall terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement in accordance with its terms, or (iii) at the option of any Stockholder, the execution or granting of any amendment, modification, change or waiver with respect to the Merger Agreement subsequent to the date of this Agreement that results in any decrease in the price to be paid per share for the shares of Company Common Stock.  Nothing in this Section 8 shall relieve or otherwise limit the liability of any party for breach of this Agreement.

9.             General Provisions.

(a)           Amendments.  This Agreement is between each Stockholder and Parent severally and not jointly and may not be amended except by an instrument in writing signed by Parent and such amending Stockholder.  Any such amendment shall be effective only as to Parent and such amending Stockholder.

(b)           Notice.  All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery) to Parent in accordance with Section 11.01 of the Merger Agreement and to the Stockholders at their respective addresses set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

(c)           Interpretation.  When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “or” is not exclusive.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.  Any agreement or instrument defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement or instrument as from time to time amended, modified or supplemented.  References to a Person are also to its permitted successors and assigns.

(d)           Counterparts; Effectiveness.  This Agreement may be executed in one or more counterparts (including by facsimile), all of which shall be considered one and the same agreement.  This Agreement shall become effective by a Stockholder against Parent when one or more counterparts have been signed by Parent and delivered to such Stockholder.  This Agreement shall become effective against any Stockholder when one or more counterparts have been executed by such Stockholder and delivered to Parent.  Each party need not sign the same counterpart.  The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.

(e)           Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any Person other than the parties hereto (and the persons specified as proxies in Section 4) any rights or remedies.

(f)            Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS OF SUCH STATE.

(g)           Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(h)           Voidability.  If prior to the execution hereof, the Board of Directors of the Company shall not have duly and validly authorized and approved by all necessary corporate action, this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby, so that by the execution and delivery hereof Parent or Merger Sub would become, or could reasonably be expected to become an “interested Stockholder” with whom the Company would be prevented for any period pursuant to Section 203 of the DGCL from engaging in any “business combination” (as such terms are defined in Section 203 of the Delaware Law), then this Agreement shall be void and unenforceable until such time as such authorization and approval shall have been duly and validly obtained.

10.           Enforcement.  The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in any New York state court, this being in addition to any other remedy to which they are entitled at law or in equity.  In addition, each of the parties hereto (a)

consents to submit itself to the personal jurisdiction of any court of the United States located in the State of New York or of any New York state court in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (c) agrees that it will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of new York or a New York state court.

11.           Stockholder Capacity.  No Person executing this Agreement who is or becomes during the term hereof a director or officer of the Company makes any agreement or understanding herein in his or her capacity as such director or officer.  Each Stockholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder’s Subject Shares and nothing herein shall limit or affect any actions taken by a Stockholder, or partner or an employee or agent of a Stockholder, in his or her capacity as an officer or director of the Company from taking any action or failing to take any action in such capacity.

12.           Stockholder Obligations Several and Not Joint.  The obligations of each Stockholder hereunder shall be several and not joint and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

IN WITNESS WHEREOF, Parent has caused this Agreement to be signed by its officer thereunto duly authorized and each Stockholder has signed this Agreement, all as of the date first written above.

ENERGIZER HOLDINGS, INC.

By:	/s/	Daniel J. Sescleifer
Name:		Daniel J. Sescleifer
Title:		Executive Vice President and Chief
Financial Officer

[Signature pages of the Stockholders follow]

Schedule A

Stockholders

Neil P. DeFeo
Herbert M. Baum
Ronald B. Gordon
R. Jeffrey Harris
C. Ann Merrifield
Susan R. Nowakowski
Douglas D. Wheat
Nick White
Maureen B. Tart-Bezer
Perry R. Beadon
James S. Cook
Kris J. Kelley
Thomas M. Schultz
Charlesbank Equity Fund II, Limited Partnership
Surplus Valentine, LLC
Gary S. Cohen
Paul E. Yestrumskas
Gretchen R. Crist
Blair P. Hawley